SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


             Date of Report:                     September 09, 2003

             Date of Earliest Event Reported:    September 09, 2003


                            Pacific Intermedia, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


             ------------------------------------------------------
                           (Former Name of Registrant)


       Colorado                                          84-1480636
-----------------------                     ------------------------------------
(State of Organization)                     (I.R.S. Employer Identification No.)


                     Commission File Number       333-74846
                                                  ---------



                       3354 South Flower Street, Suite 61
                            Lakewood, Colorado 80227
                    ----------------------------------------
                    (Address of Principal Executive Offices)


      Registrants Telephone Number (including area code):   (303) 989-5203
                                                            --------------



             ------------------------------------------------------
                     (Former Name and Address of Registrant)

Pacific Intermedia, Inc.                                      Report on Form 8-K



ITEM 5.   OTHER EVENTS and Regulation FD disclosure.


================================================================================


Tuesday, September 9, 2003
Company Press Release
Source: Pacific Intermedia, Inc.

Pacific Intermedia, Inc.
Tuesday September 9, 2003

Company Press Release
SOURCE: Pacific Intermedia, Inc.

Pacific Intermedia, Inc. Announces signing of Definitive Agreement with Raptor Networks Technology, Inc.

Lakewood Colorado - September 9, 2003 - Pacific Intermedia, Inc. ("PFII"), a publicly-traded company on the OTC: BB exchange (trading symbol: PFII.OB), is pleased to announce that it has entered into a Definitive Agreement whereby PFII has agreed to acquire Raptor Networks Technology, Inc. ("Raptor") in a business combination. Raptor is a California corporation and was established to enable advanced data transport through true wire speed and real-time switching technology. The Company can be characterized as an early stage provider of switching technology which will enable the latest generation of high bandwidth network applications. With reduced costs, future application technologies will continue to expand network speed and bandwidth coupled with reduced cost.

The board of directors of PFII has agreed to acquire Raptor in a share for share exchange After completion of the merger, the combined companies will have approximately 20 million outstanding shares. The closing is subject to shareholder approval, mutual due diligence and the satisfaction of other customary conditions.

PFII President Tina Bogani said, "We are excited about the opportunity presented by this acquisition and the potential it offers to our shareholders. We look forward to consummating this transaction and believe Lyle Pearson's entrepreneurial vision will lead PFII in a new and positive direction.

Safe Harbor statement under the Private Securities Litigation Reform Act of 1995: The statements in this release relating to completion of the acquisition and the positive direction are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some or all of the results anticipated by these forward-looking statements may not occur. Factors that could cause or contribute to such differences include, but are not limited to,

Pacific Intermedia, Inc.                                      Report on Form 8-K



contractual difficulties which may arise, the failure to obtain shareholder approval, the future market price of PFII common stock and Raptor's ability to obtain the necessary financing.

CONTACT:  Pacific Intermedia, Inc.
          Tina Bogani, 303-989-5203


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be singed on its behalf by the undersigned hereunto duly authorized.


                                                   Pacific Intermedia, Inc.
                                              ----------------------------------
                                                          Registrant


Dated: September 09, 2003                 By:         /s/ Tina M. Bogani
                                              ----------------------------------
                                                   Tina M. Bogani, President